File Number 33-21534
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

Supplement to the Enterprise Accumulation Trust Prospectus dated May 1, 2004.

The information reflects a change to the Prospectus section, "The Portfolio Managers".

Under the Mergers and Acquisitions Portfolio, the paragraph under the "Portfolio Managers" column is replaced with the following effective immediately:

Mario J. Gabelli has served as Chief Investment Officer of GAMCO since its inception in 1977 and is responsible for the day-to-day management of the Portfolio. He has more than 36 years' experience in the investment industry.

June 14, 2004